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Exhibit 99.2

Certification Pursuant to
18 U.S.C. 1350,
As Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

        In connection with the Annual Report of Cyanotech Corporation (the "Company") on Form 10-K for the period ended March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Gerald R. Cysewski, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

  1)
  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act (15 U.S.C. 78m or 78o (d)); and

  2)
  The information contained in the Report fairly presents, in all material aspects, the financial condition and results of operations of the Company.

Date: June 26, 2003	/s/ GERALD R. CYSEWSKI Chairman of the Board of Directors, President and Chief Executive Officer

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Certification Pursuant to 18 U.S.C. 1350, As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002